Exhibit 10.3

AMENDMENT TO THE WEST CAPE THREE POINTS PETROLEUM AGREEMENT
DATED 22 JULY 2004

AMONG

THE GOVERNMENT OF THE REPUBLIC OF GHANA
(Represented by the Ministry of Energy and Green Transition) AND
GHANA NATIONAL PETROLEUM CORPORATION

AND

GNPC EXPLORATION AND PRODUCTION LIMITED COMPANY AND

TULLOW GHANA LIMITED AND
KOSMOS ENERGY GHANA HC

AND
KOSMOS ENERGY GHANA INVESTMENTS AND
PETROSA GHANA LIMITED

THIS AMENDEMENT TO THE PETROLEUM AGREEMENT DATED 22 JULY 2004 RELATING TO THE WEST CAPE THREE POINTS CONTRACT AREA OFFSHORE REPUBLIC OF GHANA (“WCTP PA”) (the “Amendment”).
is made this 19th day of December 2025 (the “Execution Date”)

AMONG:

(1)The Government of the Republic of Ghana represented by the Ministry of Energy and Green Transition (the “State”);

(2)Ghana National Petroleum Corporation (“GNPC”);
(3)GNPC Exploration and Production Limited Company (“Explorco”)
(4)Tullow Ghana Limited (“Tullow”);

(5)Kosmos Energy Ghana HC (“Kosmos”);

(6)Kosmos Energy    Ghana    Investments (formerly Anadarko WCTP    Company) (“KEGIN”); and

(7)PetroSA Ghana Limited (“PetroSA”).

Each party shall be referred to as a “Party” and collectively as “Parties”. Tullow, Kosmos, KEGIN, PetroSA and Explorco shall be collectively referred to as “Contractor Parties”

PREAMBLE

A.The Parties are parties to the Petroleum Agreement dated 22 July 2004 related to the West Cape Three Points (“WCTP”) Contract Area Offshore Ghana which is due to expire on 21 July 2034.
B.Recognizing that production from the Contract Area will extend beyond the term of the WCTP PA, the Contractor Parties, the State and GNPC wish to amend the provisions of the WCTP PA, including extending the term of the WCTP PA.
C.In accordance with Section 14(2)(a) of the Petroleum (Exploration and Production) Act 2016 Act 919, the Minister of Energy and Green Transition is authorized to extend the term of a petroleum agreement subject to Parliamentary approval.
Contractor Parties, in accordance with the terms and conditions of an amendment to the Greater Jubilee Full Field Development Plan dated 15 September 2017 (GJFFDP) submitted to the Ministry of Energy and Green Transition in December 2025 (the “GJFFDP Amendment”) shall be drilling a minimum of ten (10) and a maximum of twenty (20) wells

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Exhibit 10.3

in the Jubilee Field in addition to the wells yet to be drilled under the current GJFFDP incorporating a gas price of US$2.50/MMBtu.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, it is hereby agreed and declared as follows:
1.DEFINITIONS

Capitalized terms, unless expressly defined in the body of this Amendment, are as set forth in the WCTP PA.

2.EXTENSION TO THE TERM OF THE WCTP PA

Article 23.1 of the WCTP PA is deleted and replaced as follows:

“Subject to this Article 23, the term of this Agreement shall continue until 31 December 2040.”

3.GNPC’S FURTHER ADDITIONAL INTEREST

(a)Article 2.6 of the WCTP PA shall be renamed Article 2.6(a), and a new paragraph (b) shall be added to Article 2.6 of the WCTP PA as follows:
“2.6 (b) In addition to GNPC’s Additional Paying Interest of two and one half percent (2 ½ %) as set forth in Article 2.6(a) above (the “Original Additional Interest”), GNPC shall be deemed to acquire a further Additional Interest of ten percent (10%) (the “Further Additional Interest”) in all Petroleum Operations under this Agreement effective as from 20 July 2036 (the “Further Additional Interest Effective Date”), resulting in GNPC owning a total Additional Interest in the amount of twelve and one half percent (12 ½ %).
In respect of the Further Additional interest, GNPC shall pay only Production costs as approved by the JMC as from the Further Additional Interest Effective Date and the rights of Contractor to recover Petroleum Costs for the Original Additional Interest as set forth in Article 2.6(a) shall apply to the Further Additional Interest as from the Further Additional Interest Effective Date. For the avoidance of doubt, GNPC shall not be responsible for any payment obligations associated with the Further Additional Interest prior to the Further Additional Interest Effective Date.

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Exhibit 10.3

Article 2.8 of the WCTP PA shall be deleted and replaced as follows:

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Exhibit 10.3

“Article 2.8 (a) The Contractor Parties shall transfer the Further Additional Interest to GNPC pro rata to their current Participating Interests.

Article 2.8 (b) With effect from the Further Additional Interest Effective Date, Contractor’s Participating Interest in all Petroleum Operations and in all rights under this Agreement shall be seventy-seven-point five percent (77.5%).”

4.US DOLLAR-BASED PRICE INDEX

Article 10.2 of the WCTP PA shall be amended so that references to the United States Industrial Goods Wholesale Price Index ("USIGWPI”) (which is no longer in existence) shall be replaced with the United States Producer Price Index (US PPI).

5.MISCELLANEOUS

(a)Save for the amendments to the WCTP PA as set forth herein, the provisions of the WCTP PA shall continue in full force and effect and remain unchanged.

(b)This Amendment shall take effect as of the latest of:
(i)its Execution Date;
(ii)the date of its ratification by the Parliament of Ghana;
(iii)the date of approval by the Minister of Energy and Green Transition of the GJFFDP Amendment;
(iv)the date of ratification by the Parliament of Ghana of the Master Gas Agreement (the “Amendment Effective Date”)

(c)A dispute or a difference arising between the State and GNPC or either of them on the one hand and Contractor on the other hand in relation to or in connection with or arising out of this Amendment, shall be resolved in accordance with Article 24 of the WCTP PA, which is expressly incorporated into this Amendment.

(d)This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. Signatures delivered by facsimile or other electronic means shall be deemed effective for all purposes.

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Exhibit 10.3
[Signature Pages Follow]

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Exhibit 10.3
SIGNED on behalf of
THE GOVERNMENT OF THE REPUBLIC OF GHANA
(Represented by the Minister of Energy and Green Transition) by}

/s/ Dr. John Abdulai Jinapor

Name: Hon. Dr. John Abdulai Jinapor (MP)

Designation: Hon. Minister, Ministry of Energy & Green Transition

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Exhibit 10.3

SIGNED on behalf of
GHANA NATIONAL PETROLEUM COMPANY by}

/s/ Kwame Ntow Amoah

Name: Kwame Ntow Amoah

Designation: AG Chief Executive

SIGNED on behalf of
GNPC EXPLORATION AND PRODUCTION COMPANY LIMITED by}

/s/ Samuel Opoku Arthur

Name: Samuel Opoku Arthur

Designation: Managing Director

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Exhibit 10.3

SIGNED on behalf of
TULLOW GHANA LIMITED by}

/s/ Mike Walsh

Name: Mike Walsh

Designation: Director

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Exhibit 10.3
SIGNED on behalf of
KOSMOS ENERGY GHANA HC by}

/s/ Joe Mensah

Name: Joe Mensah

Designation: Senior Vice President, Head of Ghana Business Unit

SIGNED on behalf of KOSMOS ENERGY GHANA INVESTMENTS by}

/s/ Joe Mensah

Name: Joe Mensah

Designation: Senior Vice President, Head of Ghana Business Unit

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Exhibit 10.3
SIGNED on behalf of
PETROSA GHANA LIMITED by}

/s/ Linda Nene

Name: Linda Nene

Designation: General Manager: PGL

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